                                                                    EXHIBIT 32.1

                             CERTIFICATION PURSUANT
                            TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Delphi Financial Group, Inc. (the "Company") on Form 10-Q for the quarter ending September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned officers of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ROBERT ROSENKRANZ
------------------------------------------

Robert Rosenkranz
Chairman of the Board, President and Chief Executive Officer

/s/  THOMAS W. BURGHART
------------------------------------------

Thomas W. Burghart
Vice President and Treasurer

November 8, 2004